EXHIBIT 99.2

Schedule of Transactions in response to Item 5(c)

The following tables set forth all transactions in shares of Common Stock effected by the Reporting Person since the filing of the Original Schedule 13D on August 20, 2026, on behalf of the investment vehicles it manages.  All such transactions were effected in the open market through a broker, and the prices per share exclude commissions.  The transactions were executed in multiple lots at prices ranging from the Low Price per Share to the High Price per Share, inclusive, as identified in the tables below.  The Reporting Person undertakes to provide to the Issuer, any security holder of the Issuer, or the staff of the Securities and Exchange Commission, upon request, full information regarding the number of shares of Common Stock purchased or sold at each separate price within the ranges set forth in the tables below.

For the Account of Acacia II Partners, LP:

Date	Quantity	Purchase or Sale	Volume-Weighted Average Price per Share	Low Price per Share	High Price per Share
8/31/2026	3,639	Purchase	$267.9661(1)	$263.00(1)	$271.00(1)
9/1/2026	3,160	Purchase	$268.6866(1)	$266.28(1)	$270.04(1)
9/2/2026	6,600	Purchase	$276.026(1)	$273.35(1)	$277.59(1)
9/3/2026	12,221	Purchase	$282.6343(1)	$277.95(1)	$285.14(1)
9/4/2026	7,720	Purchase	$300.1544(1)	$284.45(1)	$305.83(1)

For the Account of Acacia Institutional Partners, L.P.:

Date	Quantity	Purchase or Sale	Volume-Weighted Average Price per Share	Low Price per Share	High Price per Share
9/3/2026	34,500	Purchase	$282.6343(1)	$277.95(1)	$285.14(1)
9/4/2026	26,000	Purchase	$300.1544(1)	$284.45(1)	$305.83(1)

For the Account of Acacia Conservation Master Fund (Offshore), LP:

Date	Quantity	Purchase or Sale	Volume-Weighted Average Price per Share	Low Price per Share	High Price per Share
8/31/2026	22,500	Purchase	$267.9661(1)	$263.00(1)	$271.00(1)
9/1/2026	9,400	Purchase	$268.6866(1)	$266.28(1)	$270.04(1)
9/2/2026	19,961	Purchase	$276.026(1)	$273.35(1)	$277.59(1)
9/3/2026	36,400	Purchase	$282.6343(1)	$277.95(1)	$285.14(1)
9/4/2026	23,439	Purchase	$300.1544(1)	$284.45(1)	$305.83(1)

(1)
The volume-weighted average price per share, low price per share, and high price per share, broken out by $1.00 price ranges consistent with SEC staff guidance, for these transactions are set forth in the tables below:

Lot 1	DATE	QUANTITY
	8/31/2026	6,800
VWAP	MIN PRICE	MAX PRICE
263.4547941	263	263.99
Lot 2	DATE	QUANTITY
	8/31/2026	250
VWAP	MIN PRICE	MAX PRICE
265.34992	264.71	265.68
Lot 3	DATE	QUANTITY
	8/31/2026	40
VWAP	MIN PRICE	MAX PRICE
266.24	266.24	266.24
Lot 4	DATE	QUANTITY
	8/31/2026	2,002
VWAP	MIN PRICE	MAX PRICE
268.536481	268.1675	269.09
Lot 5	DATE	QUANTITY
	8/31/2026	13,100
VWAP	MIN PRICE	MAX PRICE
269.5630952	269.19	270.15
Lot 6	DATE	QUANTITY
	8/31/2026	3,947
VWAP	MIN PRICE	MAX PRICE
270.3315746	270.235	271.00

Lot 1	DATE	QUANTITY
	9/1/2026	1,578
VWAP	MIN PRICE	MAX PRICE
266.8553549	266.28	267.26
Lot 2	DATE	QUANTITY
	9/1/2026	3,109
VWAP	MIN PRICE	MAX PRICE
267.7556948	267.28	268.25
Lot 3	DATE	QUANTITY
	9/1/2026	1,866
VWAP	MIN PRICE	MAX PRICE
268.7337795	268.28	269.27
Lot 4	DATE	QUANTITY
	9/1/2026	6,007
VWAP	MIN PRICE	MAX PRICE
269.6347678	269.28	270.04

Lot 1	DATE	QUANTITY
	9/2/2026	720
VWAP	MIN PRICE	MAX PRICE
273.6569222	273.35	274.07
Lot 2	DATE	QUANTITY
	9/2/2026	6,055
VWAP	MIN PRICE	MAX PRICE
274.9538737	274.38	275.37
Lot 3	DATE	QUANTITY
	9/2/2026	6,610
VWAP	MIN PRICE	MAX PRICE
275.7673811	275.40	276.39
Lot 4	DATE	QUANTITY
	9/2/2026	12,976
VWAP	MIN PRICE	MAX PRICE
276.7665879	276.41	277.30
Lot 5	DATE	QUANTITY
	9/2/2026	200
VWAP	MIN PRICE	MAX PRICE
277.516	277.50	277.59

Lot 1	DATE	QUANTITY
	9/3/2026	1,132
VWAP	MIN PRICE	MAX PRICE
278.1841166	277.95	278.85
Lot 2	DATE	QUANTITY
	9/3/2026	756
VWAP	MIN PRICE	MAX PRICE
279.3402513	278.99	279.76
Lot 3	DATE	QUANTITY
	9/3/2026	9,269
VWAP	MIN PRICE	MAX PRICE
280.8074485	279.99	280.98
Lot 4	DATE	QUANTITY
	9/3/2026	7,319
VWAP	MIN PRICE	MAX PRICE
281.4926609	280.99	281.97
Lot 5	DATE	QUANTITY
	9/3/2026	39,075
VWAP	MIN PRICE	MAX PRICE
282.5967409	281.99	282.985
Lot 6	DATE	QUANTITY
	9/3/2026	8,967
VWAP	MIN PRICE	MAX PRICE
283.1006008	282.99	283.935
Lot 7	DATE	QUANTITY
	9/3/2026	16,403
VWAP	MIN PRICE	MAX PRICE
284.438931	283.99	284.94
Lot 8	DATE	QUANTITY
	9/3/2026	200
VWAP	MIN PRICE	MAX PRICE
285.136	285.12	285.14

Lot 1	DATE	QUANTITY
	9/4/2026	167
VWAP	MIN PRICE	MAX PRICE
284.8308383	284.45	285.02
Lot 2	DATE	QUANTITY
	9/4/2026	440
VWAP	MIN PRICE	MAX PRICE
286.7459091	286.06	287.01
Lot 3	DATE	QUANTITY
	9/4/2026	40
VWAP	MIN PRICE	MAX PRICE
287.09	287.09	287.09
Lot 4	DATE	QUANTITY
	9/4/2026	458
VWAP	MIN PRICE	MAX PRICE
289.3437336	288.82	289.73
Lot 5	DATE	QUANTITY
	9/4/2026	439
VWAP	MIN PRICE	MAX PRICE
290.268861	289.91	290.85
Lot 6	DATE	QUANTITY
	9/4/2026	391
VWAP	MIN PRICE	MAX PRICE
291.3874169	290.94	291.93
Lot 7	DATE	QUANTITY
	9/4/2026	1,041
VWAP	MIN PRICE	MAX PRICE
292.5036119	291.97	292.91
Lot 8	DATE	QUANTITY
	9/4/2026	160
VWAP	MIN PRICE	MAX PRICE
293.1375	293.00	293.53
Lot 9	DATE	QUANTITY
	9/4/2026	3,421
VWAP	MIN PRICE	MAX PRICE
295.5381862	294.78	295.75
Lot 10	DATE	QUANTITY
	9/4/2026	3,668
VWAP	MIN PRICE	MAX PRICE
296.4913672	296.03	296.995
Lot 11	DATE	QUANTITY
	9/4/2026	6,611
VWAP	MIN PRICE	MAX PRICE
297.520475	297.155	298.14
Lot 12	DATE	QUANTITY
	9/4/2026	79
VWAP	MIN PRICE	MAX PRICE
298.2150633	298.21	298.22
Lot 13	DATE	QUANTITY
	9/4/2026	2,140
VWAP	MIN PRICE	MAX PRICE
299.8120093	299.27	300.25
Lot 14	DATE	QUANTITY
	9/4/2026	9,865
VWAP	MIN PRICE	MAX PRICE
300.7231845	300.31	301.27
Lot 15	DATE	QUANTITY
	9/4/2026	5,408
VWAP	MIN PRICE	MAX PRICE
302.1165958	301.39	302.38
Lot 16	DATE	QUANTITY
	9/4/2026	19,286
VWAP	MIN PRICE	MAX PRICE
302.4634979	302.39	303.33
Lot 17	DATE	QUANTITY
	9/4/2026	492
VWAP	MIN PRICE	MAX PRICE
304.2682927	303.67	304.60
Lot 18	DATE	QUANTITY
	9/4/2026	2,333
VWAP	MIN PRICE	MAX PRICE
305.0887827	304.68	305.455
Lot 19	DATE	QUANTITY
	9/4/2026	720
VWAP	MIN PRICE	MAX PRICE
305.7433333	305.68	305.83